UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020 (January 10, 2020)

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S Employer Identification No.)
505 Eagleview Blvd., Suite 212 Exton, Pennsylvania (Address of Principal Executive Offices)		19341 (Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Compensation Changes for Named Executive Officers

On January 10, 2020, the Compensation Committee of the Board of Directors of Idera Pharmaceuticals, Inc. (the “Company”) approved compensation for its current named executive officers as set forth in the bullets and the table below:

•	The payment of cash bonus awards for 2019;

•	The grant of options to purchase shares of common stock of the Company;

•	The grant of restricted stock units; and

•	Annual base salaries for 2020.

Name	2019 Bonus		Stock Options (1)	Restricted Stock Units (2)	2020 Annual Salary
Vincent J. Milano President and Chief Executive Officer	$315,000		92,000	37,000	$600,000	(3)(4)
John J. Kirby Senior Vice President and Chief Financial Officer	$114,660	(5)	50,000	20,000	$336,000
R. Clayton Fletcher Senior Vice President, Business Development & Strategy	$168,000		50,000	20,000	$400,000	(4)
Jonathan Yingling Senior Vice President, Chief Scientific Officer	$168,000		50,000	20,000	$400,000	(4)
Bryant D. Lim Senior Vice President, General Counsel and Secretary	$155,232		50,000	20,000	$336,000	(4)

(1)	Each grant of options to purchase shares of the Company’s common stock was made effective as of January 10, 2020 and pursuant to the Company’s 2013 Stock Incentive Plan. The exercise price is $1.79 per share, which is equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of grant. Subject to the recipient’s continued employment with the Company on the applicable vesting date, the option award shall vest with respect to 25% of the underlying shares on the first anniversary of the date of grant and with respect to the balance of the underlying shares shall vest in twelve equal quarterly installments following the first anniversary of the date of grant.

(2)	Each of the restricted stock units, representing a right to receive one share of the Company’s common stock, was granted effective as of January 10, 2020 and pursuant to the Company’s 2013 Stock Incentive Plan. Subject to the recipient’s continued employment with the Company on the applicable vesting date, 25% of the shares subject to each restricted stock unit award shall vest on each one-year anniversary of the date of grant.

(3)	See below for discussion regarding the payment of Mr. Milano’s 2020 annual salary.

(4)	No change from base salary effective January 1, 2019.

(5)	Mr. Kirby was appointed Senior Vice President and Chief Financial Officer on July 23, 2019; the 2019 Bonus was pro-rated.

Amendment to Employment Agreement

On January 10, 2020 (the “Effective Date”), the Company entered into an Amendment to Employment Agreement (the “Amendment”) with its Chief Executive Officer, Mr. Vincent J. Milano, amending that certain Employment Agreement, by and between the Company and Mr. Milano, dated December 1, 2014 (as described in the Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on November 24, 2014).

Pursuant to the Amendment, Mr. Milano’s annual base salary of $600,000 shall be payable as follows: (i) for the period from January 1, 2020 to the Effective Date, $18,181.84 was payable in cash; and (ii) for the period immediately following the Effective Date to December 31, 2020, an additional $6,600 shall be payable in cash and $575,218.16 shall be payable in the form of a restricted stock unit grant to be granted to Mr. Milano on December 18, 2020 (the “RSU Award”). The RSU Award will be granted pursuant to the Company’s 2013 Stock Incentive Plan and in accordance with the terms and conditions set forth in a Restricted Stock Unit Agreement (the “Award Agreement”) to be entered into by the Company and Mr. Milano at the time of the grant.

The descriptions of the Amendment and the form of Award Agreement are qualified in their entirety by references to the Amendment and the Award Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2.

Item 7.01         Regulation FD Disclosure.

On January 15, 2020, the Company uploaded a presentation to its website, www.iderapharma.com, discussing the state of the Company. We may rely on all or part of this presentation any time we are discussing the current state of the Company in communications with investors or at conferences. A copy of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Presentation”).

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company is furnishing the information in this Item 7.01 and the related Exhibit 99.1 filed herewith to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Item 7.01 will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1) that is required to be disclosed solely by Regulation FD.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Agreement, dated January 10, 2020, by and between the Company and Vincent J. Milano
10.2	Form of Vincent J. Milano Restricted Stock Unit Agreement
99.1	Investor Presentation dated January 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: January 15, 2020